UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

Keypath Education International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-56641	86-2590572
(Commission File Number)	(IRS Employer Identification No.)

1501 East Woodfield Road, Suite 204N

Schaumburg, IL 60173

(Address of principal executive offices and zip code)

(224) 419 - 7988

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

On May 23, 2024 (May 24, 2024 Australian Time), Keypath Education International, Inc. (the “Company”) held an investor briefing webcast discussing its financial results for the third quarter ended March 31, 2024. A copy of the transcript of the webcast is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

In the investor briefing webcast, the Company utilizes financial measures not recognized in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). These non-GAAP financial measures are used by management to monitor and evaluate the Company’s operating performance and make strategic decisions, including those related to operating expenses, and are used by investors to understand and evaluate our operating performance. These measures are not intended to serve as an alternative to U.S. GAAP measures of performance and may not be comparable to similarly titled measures presented by other companies. For a description, and reconciliation with U.S. GAAP, of these non-GAAP measures, see the Company’s press release dated May 24, 2024, announcing the Company’s third quarter ended March 31, 2024 financial results, a copy of which was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2024. The information in this Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

All statements included in or incorporated into this Form 8-K, other than statements of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. In some cases, you can identify forward-looking statements by the following words: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “seek,” “believe,” “estimate,” “predict,” “potential,” “continue,” “contemplate,” “possible” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements are not guarantees of future results and are subject to factors, risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement, including (but not limited to) the factors described in the Company’s filings with the Securities Exchange Commission under the heading “Risk Factors.” The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Q3 FY24 Results Investor Briefing Transcript (furnished herewith).
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keypath Education International, Inc.

Date: May 28, 2024	/s/ Stephen C. Fireng
Stephen C. Fireng
Global Chief Executive Officer

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